SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 11, 2002


                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)



         Tennessee                      001-11421                61-0502302
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(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
 of Incorporation)                                           Identification No.)



           100 Mission Ridge
      Goodlettsville, Tennessee                                          37072
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(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (615) 855-4000
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          (Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE

On July 11, 2002, Dollar General Corporation (the "Company") issued a news release with respect to June sales results for the five-week period ending July 5, 2002, and to the July sales outlook. The Company is filing this 8-K pursuant to the Securities and Exchange Commission's Regulation FD. A copy of the news release is attached hereto and is incorporated by reference as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      Dollar General Corporation
                                                             (Registrant)


July 11, 2002                                         By: /s/ Renee M.H. Yuen
                                                          ----------------------
                                                          Renee M.H. Yuen
                                                          Assistant Secretary


Exhibit Index
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Exhibit No.         Item

99.1                News release of July 11, 2002